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Update on Money Market Regulations

January 21, 2015- Video Script

Hello, I’m Nancy Prior, president of Fixed Income at Fidelity.

I oversee a team of some of the industry’s most experienced portfolio managers, traders, and research analysts, who manage more than $580 billion on behalf of shareholders in Fidelity’s bond and money market mutual funds.

Today, I’d like to share with you some information about upcoming changes we plan to make to some of our money market mutual funds. None of these changes affect our funds right now, but they’re on the way and we want you to know about them well in advance.

Last July, the Securities and Exchange Commission (SEC) issued new rules for money market funds and provided a multi-year implementation plan for those rules. When implemented, these rules will create new definitions for government funds and retail funds, and also require institutional prime, also known as general purpose, and institutional municipal money market mutual funds to price and transact at a “floating” net asset value (NAV).

During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals. Government money market funds, including U.S. Treasury money market funds, however, will not be subject to any of the new structural changes.

We have spent significant time reviewing the rules and listening to investors, to ensure we understand your investment preferences. Many of you have told us that you want access to a stable $1.00 net asset value (NAV) money market fund that will not be subject to the potential imposition of a liquidity fee or redemption gate that would interfere with investor transactions. With those preferences in mind, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings with investors’ future investment needs and preferences.

One key change is our proposal to convert several of our prime money market mutual funds to government money market funds. Government funds will retain a stable $1.00 NAV and will not be affected by redemption restrictions. We are updating our government funds’ investment policies to limit investments to U.S. government securities. This meets the new SEC definition and is how we manage our government funds today. To strengthen and simplify our money market product line, we are also proposing to merge several funds that have similar investment strategies. As a result of these mergers and conversions, we also plan to change the names of certain funds.

We remain committed to offering a full suite of money market investment options in order to provide choice for our customers. We will continue to have a robust product line that includes both retail and institutional prime and municipal money market funds, along with Treasury and government money market funds.

The details and timing of the planned changes, fund by fund, are available on our website.

It is Fidelity’s responsibility to keep you informed and we will continue to provide updates as we gradually implement these changes and conform to all of the new SEC rules over the next 18 months.

All of these changes have been approved by the Board of Trustees for each affected fund. Some of these changes require fund shareholder approval. Investors in funds whose changes require shareholder approval can expect to receive proxy materials in March.

I want to emphasize that while some changes are on the way in the coming months, investors in our money market mutual funds can be assured that we will continue to manage these funds as we always have - with the goal of providing security and safety for all of our money market fund shareholders’ investments.

We take that commitment very seriously.

Thank you for the trust you’ve placed in us and thank you for your time today.

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the investment value at $1.00 per share, it is possible to lose money by investing in the fund.

Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

Fidelity’s bond and money market mutual fund assets are as of September 30, 2014. Excludes approximately $100 billion in non mutual fund assets.

Information presented herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any securities. The views and opinions expressed by the Fidelity speaker are those of their own as of the date of the recording, and do not necessarily represent the views of Fidelity Investments or its affiliates. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views should not be relied on as investment advice, and because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity product. Neither Fidelity nor the Fidelity speaker can be held responsible for any direct or incidental loss incurred by applying any of the information offered. Please consult your tax or financial advisor for additional information concerning your specific situation.

© 2015 FMR LLC. All rights reserved.

Products and services provided through Fidelity Financial Advisor Solutions (FFAS) to investment professionals, plan sponsors, institutional investors, and individual investors by Fidelity Investments Institutional Services Company, Inc., 500 Salem Street, Smithfield, RI 02917

Products and services provided through Fidelity Personal & Workplace Investing (PWI), Fidelity Family Office Services (FFOS), and Fidelity Institutional Wealth Services (IWS) by Fidelity Brokerage Services LLC, Member NYSE.

Products and services provided through Fidelity Capital Markets and National Financial are for institutional investor use only. Fidelity Capital Markets and National Financial are divisions of National Financial Services LLC, Member NYSE, SIPC.

712769.1.0

MONEY MARKET MUTUAL FUND REGULATORY UPDATE

FIDELITY MONEY MARKET MUTUAL FUND CHANGES

In July 2014, the U.S. Securities and Exchange Commission (SEC) issued new rules for further regulation of money market mutual funds. The SEC also announced that there will be a multi-year implementation period for these rules.

Upon implementation, the rules will reflect new definitions for government funds and retail funds, and will require institutional prime (general purpose) and institutional municipal money market mutual funds to price and transact at a “floating” net asset value (NAV). During periods of extraordinary market stress, under the new rule, both retail and institutional prime and municipal money market mutual funds may charge shareholders liquidity fees, payable to the fund upon redemption, as well as provide for redemption gates that temporarily would halt all withdrawals. Government and U.S. Treasury money market mutual funds will not be subject to any of the new structural changes. Since the SEC announced these new regulations, we have spent significant time reviewing the rules and listening to our investors’ preferences. Many have told us that they want access to money market mutual funds with a stable NAV that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

In response to those preferences, we are announcing the first set of proposed changes to certain of our money market mutual funds, which are designed to align our product offerings to best meet investors’ future needs.

Key changes include our plan to amend the investment policies on our government and U.S. Treasury money market mutual funds to reflect that these funds already meet the new SEC requirement to invest at least 99.5% of their assets in cash, government securities, and/or repurchase agreements that are fully collateralized (see Table 1). We are also proposing to convert several of our prime money market mutual funds to government money market mutual funds (see Table 3). Additionally, to strengthen and simplify our money market mutual fund product lineup, we are proposing to merge several funds that have similar investment strategies (see Table 2 & 4). In connection with these mergers and conversions, we also plan to change the names of certain funds.

Table 1: Investment Policy Changes – No Shareholder Action

In the first quarter, the following Fidelity U.S. Treasury and government money market mutual funds will notify shareholders of their amended investment policies that match the new SEC definition of government funds. No shareholder action is required.

Name of Funds[1]
CMF Treasury Fund

CMF Government Fund

Fidelity Government Money Market Fund

FIMM: Government Portfolio

FIMM: Treasury Portfolio

FIMM: Treasury Only Portfolio

Fidelity Treasury Money Market Fund

Fidelity Treasury Only Money Market Fund

Fidelity U.S. Government Reserves

FMMT Retirement Government Money Market

Table 2: Fund Mergers – No Shareholder Action

In the first quarter, the Fidelity money market mutual funds listed in the table below will notify their shareholders of merger plans. No shareholder action is required.

Current Fund (Type)	Merged into...	Post-Merger Fund (Proposed Name) (Type)
Fidelity Treasury Money Market Fund (U.S. Treasury)	CMF Treasury Fund	Fidelity Treasury Money Market Fund (U.S. Treasury)

CMF Government Fund (Government)	Fidelity Government Money Market Fund	Fidelity Government Money Market Fund (Government)

AMT Tax-Free Money Fund (Municipal)	CMF Tax-Exempt Fund	Fidelity Tax-Exempt Money Market Fund (Municipal)

Table3: Conversion of Prime Funds to Government Funds – Shareholder Vote to Approve Change

In March 2015, the Fidelity prime money market mutual funds listed in the table below will send proxy voting materials to shareholders, which will include voting instructions. Shareholders are requested to follow the instructions in those materials to vote (electronically, by mail, or using a telephone number that will be provided in their instructions).

[1]	All available share classes are affected

Current Name	Proposed Name
Fidelity Cash Reserves	Fidelity Government Cash Reserves

FMMT Retirement Money Market Portfolio	FMMT Retirement Government Money Market II Portfolio

VIP Money Market Portfolio	VIP Government Money Market Portfolio

Table 4: Fund Mergers – Shareholder Vote to Approve Merger

In March 2015, the Fidelity money market mutual funds that are merging, listed in the table below, will send proxy voting materials to shareholders. Shareholders are requested to follow the instructions in those materials to vote (electronically, by mail, or using a telephone number that will be provided in their instructions).

Current Fund (Type)	Merged into...	Post-Merger Fund (Type)
Select Money Market Fund (Prime)	Fidelity Money Market Fund	Fidelity Money Market Fund (Prime)

CMF Prime Fund (Prime)	Fidelity Government Money Market Fund	Fidelity Government Money Market Fund (Government)
U.S. Government Reserves (Government)

We remain committed to offering a variety of investment options and will continue to have a robust product lineup that includes retail and institutional prime and municipal money market mutual funds, along with U.S. Treasury and government money market mutual funds.

We will continue to listen to our investors as we approach the final date for money market mutual fund regulatory implementation in October 2016.

In the future, we expect to announce which money market mutual funds will be classified as retail funds, and which will be considered institutional funds under the SEC’s new rules. As market conditions and investor preferences evolve, we will continue to review our money market mutual fund lineup to ensure that we are meeting investors’ needs.

All of the changes described have been approved by the Board of Trustees of each affected fund. Some of these changes will take a number of months to implement and some proposals will require fund shareholder approval. Investors in funds whose changes require shareholder approval can expect to receive proxy materials in March 2015.

We are well-prepared for the new rules. With this initial set of proposed changes, we are evolving our product offerings and fund operations to comply with these rules and meet investor needs. We know that money market mutual funds are very important to many investors and these funds will continue to be an integral part of our business.

Fidelity will continue to keep investors informed about these changes and if approved, how they will affect shareholders of these funds. Investors can find an overview of the new SEC rules and the types of money market mutual funds to which they will eventually apply, as well as updates on proposed changes to Fidelity money market mutual funds, at www.fidelity.com/mmktregs or http://advisor.fidelity.com/moneymarketupdates

###

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Past performance is not a guarantee of future results. Current and future portfolio holdings are subject to risk.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

Fidelity Investments Institutional Services Company, Inc., 500 Salem Street, Smithfield, RI 02917

National Financial Services LLC, Member NYSE, SIPC, 200 Seaport Boulevard, Boston, MA 02110

Clearing, custody, or other brokerage services may be provided by National Financial Services LLC or Fidelity Brokerage

Services LLC, both Members NYSE, SIPC.

713679.1.0

© 2015 FMR LLC. All rights reserved.

Q&A

MONEY MARKET MUTUAL FUND REGULATORY UPDATE

FIDELITY MONEY MARKET MUTUAL FUND CHANGES

General QA

Q:	I noticed that Fidelity made a number of filings proposing changes to some of its money market mutual funds? What can you tell me about the filings?

A:	Since the SEC announced new regulations in July 2014, we have spent significant time reviewing the rules and listening to our investors’ preferences.

Many investors have told us that they want access to stable net asset value (NAV) money market mutual funds that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

In response to those preferences, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings to best meet our investors’ future needs. Please click on the link (include link to external statement) for more information.

Q:	Which mergers require shareholder approval? Why isn’t shareholder approval required for all the merger proposals?

A:	In all, we are proposing to merge six money market mutual funds into three funds. The proposed mergers will simplify and streamline Fidelity’s money market mutual fund offerings and make it easier for investors to select a fund or class that meet their needs. In each case, the Board of Trustees approved the proposed mergers based on its determination that the mergers were in the best interest of fund shareholders and that shareholder interests would not be diluted as a result of the mergers. Mergers involving funds that have similar investment policies and advisory contracts generally do not require shareholder approval. Three of the proposed mergers will require shareholder approval due to differences in the funds’ investment policies or fund advisory contracts. The fund mergers that require shareholder approval involve Select Money Market Fund, CMF Prime Fund, and U.S. Government Reserves. As part of its merger, CMF Prime Fund is converting from a prime fund to a government fund.

Q:	Which other proposals require shareholder approval?

A:

We are proposing to convert three of Fidelity’s prime money market mutual funds – Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Portfolio – to government money market mutual funds. To do so, we are proposing to remove each fund’s policy to concentrate in the financial services industry, which currently requires the fund to concentrate its investments in securities issued by financial services firms, and to revise each fund’s principal investment strategy to require that it normally invest 99.5% of its total assets in cash, government securities and or/repurchase agreements that are collateralized fully. These changes to the funds’ investment policies require shareholder approval.

Q:	If approved, when would these changes take effect and how will you notify affected fund shareholders?

A:	If approved, we expect the changes to take place over the course of 2015. Proxy materials about the merger proposals and mandate conversions will be mailed to shareholders in March and we expect to hold shareholder meetings in May. If shareholders approve the proposals, we expect to complete the mergers and conversions by the fourth quarter of 2015. We expect to complete the mergers that do not require shareholder approval by the third quarter of 2015 The change to investment policies of the government funds will take place in the second quarter of 2015.

Q:	Fidelity appears to be among the first money market mutual fund managers to propose changes to its funds line-up in light of the new money market rules. Why is Fidelity proposing these changes and why now?

A:	We know that many investors rely on daily access to their money market mutual funds. Investors have told us that they want the option for stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

In response to those preferences, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings to best meet our investors’ future needs and which will enable us to offer investors stable NAV money market mutual funds that are not affected by redemption restrictions or floating NAVs.

Although the funds are not required to comply with the SEC’s new structural requirements until October 2016, we believe that we should implement these changes now, well in advance of the required implementation date, so that shareholders can feel confident they understand the changes and are investing in the types of funds that meet their needs.

Q:	Will Fidelity continue to offer prime funds

A:	Yes. We remain committed to offering a variety of options for investors and will continue to have a robust product lineup that includes retail and institutional prime funds as well as municipal money market mutual funds, along with U.S. Treasury and government money market mutual funds.

QA: Investment Policy Change for Government and U.S. Treasury Money Market Funds

Q:	I heard Fidelity is making a change to the investment policies on its government and U.S. Treasury money market mutual funds? What can you tell me about the filing?

A:	We plan to amend the investment policies on our government and U.S. Treasury money market mutual funds to reflect that these funds already meet the SEC’s new requirement to invest at least 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized fully. A repurchase agreement is collateralized fully if the collateral consists entirely of cash items and U.S. government securities.

Under its name test rule, the SEC requires a fund that focuses on a particular type of investment, like government or U.S. Treasury securities, invest at least 80% of its assets in that type of investment. However, under amended SEC money market mutual fund rules, government money market mutual funds are defined as funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. The change we’re making to the investment policies raises each fund’s minimum required investment in government or U.S. Treasury securities from 80% to 99.5%.

Q:	Government and U.S Treasury money market mutual funds have until October 2016 to comply with new SEC rules. Why is Fidelity implementing these changes now?

A:	Although the funds are not required to comply with this new requirement until October 2016, we believe that we should implement these changes now, well in advance of the required implementation date so that shareholders understand that Fidelity’s government money market mutual funds already meet the SEC’s new requirement.

Q:	Will the updated investment policies changes affect how Fidelity’s government and U.S. Treasury money market mutual funds are managed?

A:	No. The amended investment policies will not change how our government and U.S. Treasury money market mutual funds are managed. Each of these funds has historically purchased only government or U.S. Treasury securities, and repurchase agreements for those securities.

Q:	Do these changes require shareholder approval?

A:	No. The investment policy changes will take effect on or about May 31, 2015, allowing for 60 days’ prior notice to shareholders, in accordance with each fund’s name test policy. We will communicate to shareholders and supplement each fund’s prospectus prior to the effective date.

Q:	How many funds are affected by the change in investment policy?

A:	The following Fidelity U.S. Treasury and government money market mutual funds will notify shareholders of their amended policy regarding government securities in the first quarter of 2015. No shareholder action is required.

Name of Funds[1]
CMF Treasury Fund

CMF Government Fund

Fidelity Government Money Market Fund

FIMM: Government Portfolio

FIMM: Treasury Portfolio

FIMM: Treasury Only Portfolio

Fidelity Treasury Money Market Fund

Fidelity Treasury Only Money Market Fund

Fidelity U.S. Government Reserves

FMMT Retirement Government Money Market

[1]	All available share classes are affected

Filing QA: Conversion of Prime Money Market Funds to Government Funds

Q:	Fidelity has made a filing proposing to convert Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Fund to government funds. What can you tell me about the proposal?

A:	That is correct. We are proposing to convert certain prime money market mutual funds to government funds.

Specifically, we are proposing to convert Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Portfolio to government funds. We know that many investors rely on daily access to their money market mutual funds. Investors have told us that they want the option for stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

Current Name	Proposed Name
Fidelity Cash Reserves	Fidelity Government Cash Reserves

FMMT Retirement Money Market Portfolio	FMMT Retirement Government Money Market II Portfolio

VIP Money Market Portfolio	VIP Government Money Market Portfolio

We are also proposing to convert CMF Prime to a Government fund. The conversion to government will occur through a merger and policy changes.

Q:	Why are you proposing those changes now?

A:	Since the SEC announced the new regulations in July 2014, we have spent significant time reviewing the rules and listening to our investors’ preferences. Investors have told us that they want access to stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

In response to those preferences, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings to best meet our investors’ future needs.

We plan to amend the investment policies on our government and U.S. Treasury money market mutual funds to reflect that these funds already meet the SEC’s new requirement to invest at least 99.5% of their assets in cash, government securities, and/or repurchase agreements that are collateralized fully. We are proposing to convert several of our prime money market mutual funds to government money market mutual funds. Additionally, to strengthen and simplify our money market mutual fund product lineup, we are proposing to merge several funds that have similar investment strategies. In connection with these mergers and conversions, we also plan to change the names of certain funds.

These proposed fund changes will enable us to offer investors stable NAV money market mutual funds that are not affected by redemption restrictions or floating NAVs.

Although the funds are not required to comply with the SEC’s new structural requirements until October 2016, we believe that we should implement these changes now, well in advance of the required implementation date, so that shareholders can feel confident they understand the changes and are investing in the types of funds that meet their needs.

Q:	Who needs to approve the conversion?

A:	The Board of Trustees has approved the conversion for each fund. Changing the concentration policy requires shareholder approval. We will only revise the fund’s principal investment strategy if shareholders approve the concentration policy change.

We expect to hold a shareholder meeting on May 12, 2015, with a record date of March 16, 2015, for shareholders of each fund to vote on the concentration policy change. Each fund’s prospectus will be supplemented to notify potential investors to the proposed change. Existing shareholders will be notified via the proxy materials.

Q:	When will the conversion be effective?

A:	If approved by shareholders, we expect the conversions to be completed in the fourth quarter of 2015.

Filing QA: Money Market Fund Mergers

Q:	In a filing Fidelity is asking shareholders to approve a number of money market mutual funds mergers? What can you tell me about this?

A:	That’s correct. We are proposing six money market mutual fund mergers across our prime, government, U.S. Treasury and municipal product lines. The proposed mergers will strengthen and simplify our money market mutual fund product lineup, and make it easier for investors to select a fund or class that meet their needs. In each case, shareholders will benefit from investing in a larger combined fund with the same or similar investment policies.

Current Fund (Type)	Merged into...	Post-Merger (Type)
Select Money Market Fund (Prime)	Fidelity Money Market Fund	Fidelity Money Market Fund (Prime)

CMF Prime Fund (Prime)	Fidelity Government Money Market Fund	Fidelity Government Money Market Fund (Government)
CMF Government Fund (Government)
U.S. Government Reserves (Government)

Fidelity Treasury Money Market Fund (U.S. Treasury)	CMF Treasury Fund	Fidelity Treasury Money Market Fund (U.S. Treasury)

AMT Tax-Free Money Fund (Municipal)	CMF Tax-Exempt Fund	Fidelity AMT Tax-Exempt Money Market Fund (Municipal)

Q.	Why are you proposing this?

A:	Since the SEC announced new regulations last summer, we have spent significant time reviewing the rules and listening to our investors’ preferences. Investors have told us that they want access to stable NAV money market mutual funds that will not be subject to liquidity fees or redemption gates, which would restrict their use of these funds.

In response to those preferences, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings to best meet our investors’ future needs.

We plan to amend the investment policies on our government and U.S. Treasury money market mutual funds to reflect that these funds already meet the SEC’s new requirement to invest at least 99.5% of their assets in cash, government securities, and/or repurchase agreements that are collateralized fully. We are proposing to convert several of our prime money market mutual funds to government money market mutual funds. Additionally, to strengthen and simplify our money market mutual fund product lineup, we are proposing, as just mentioned, to merge several funds that have similar investment strategies. In connection with these mergers and conversions, we also plan to change the names of certain funds.

We remain committed to offering a variety of investment options for investors and will continue to have a robust product lineup that includes retail and institutional prime and municipal money market mutual funds, along with U.S. Treasury and government money market mutual funds.

We will continue to listen to our investors as we approach the final date for money market mutual fund regulatory implementation in October 2016. In the future, we will announce which prime and municipal money market mutual funds will be classified as retail funds and which will be considered institutional funds under the SEC’s new rules. As market conditions and investor preferences evolve, we will continue to review our money market mutual fund lineup to ensure that we are meeting investors’ needs.

Q:	What else can you tell me about the proposed mergers?

A:	Additional details will be available in the proxy statements, which will be mailed on or about March 13, 2015.

Q:	How will shareholders benefit from these changes?

A:	We believe the mergers will strengthen and simplify our money market mutual fund product lineup, and make it easier for investors to select a fund or class that meet their needs. In each case, shareholders would also benefit from investing in a larger combined fund with the same or similar investment policies.

Q:	Who needs to approve the mergers? Do shareholders have to vote on the mergers?

A:	In each case, the Board of Trustees approved the merger based on its determination that the participation of each fund in the merger is in the best interest of each fund shareholders and does not cause dilution for shareholders. Fund mergers where the investment policies and investment advisory contract of the target and acquiring funds are aligned can go ahead without shareholder approval. Three merger proposals will require shareholder approval due to material differences in the funds’ concentration policies or advisory contracts. Those funds are: Select Money Market Fund, CMF Prime Fund, and U.S. Government Reserves.

Target Fund	Shareholder Vote	Record Date	Meeting Date
1. Select Money Market Fund	Yes	3/13/15	5/12/15
2. CMF Prime Fund
3. U.S. Government Reserves

4. Treasury Money Market Fund	No	—	—
5. CMF Government Fund
6. AMT Tax-Free Money Fund

Q:	I noticed that you are proposing to merge a prime fund into a government fund. Do those funds share similar investment policies?

A:	In one instance, we are proposing to merge CMF Prime Fund, a prime money market mutual fund that concentrates its investment in the financial services industry, into Fidelity Government Money Market Fund, which invests in government securities and repurchase agreements for those securities. This merger will allow target shareholders to invest in a money market mutual fund that seeks to maintain a stable NAV and will not be subject to liquidity fees and/or redemption gates. By merging into a government fund, CMF Prime Fund shareholders will have less credit risk, but may also experience lower yields.

Q:	Is the merger considered a taxable event to shareholders for federal income tax purposes?

A:	We expect that each merger will qualify as a tax-free exchange for federal income tax purposes.

Q:	When will the mergers be effective?

A:	If shareholders approve the proposals, we expect to complete the mergers by the fourth quarter of 2015. We expect to complete the mergers that do not require shareholder approval by the third quarter of 2015.

###

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Past performance is not a guarantee of future results. Current and future portfolio holdings are subject to risk.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

Fidelity Investments Institutional Services Company, Inc., 500 Salem Street, Smithfield, RI 02917

National Financial Services LLC, Member NYSE, SIPC, 200 Seaport Boulevard, Boston, MA 02110

Clearing, custody, or other brokerage services may be provided by National Financial Services LLC or Fidelity Brokerage

Services LLC, both Members NYSE, SIPC.

713674.1.0

© 2015 FMR LLC. All rights reserved.

Update on money market fund regulations

What to expect as we begin to adjust our funds in response to new SEC regulations.

•	Fidelity Viewpoints

•	– 01/30/2015

•	Money Market Funds

•	Short-Term Investing

•	Money Market Funds

Changes in the rules governing money market mutual funds were under consideration for more than five years, as regulators sought to reduce the likelihood of a repeat of the market challenges that occurred during the financial crisis. The U.S. Securities and Exchange Commission (SEC) issued new liquidity and other requirements for money market mutual funds in 2010, and in July 2014 announced additional revisions. (For specific changes, read the key money market mutual fund regulations ..)

The SEC gave money market fund providers until late 2016 to comply with the new regulations. Viewpoints checked in with Nancy Prior, president of Fidelity’s fixed income division, to ask what money market fund investors should expect as Fidelity adjusts its money fund lineup to comply with SEC regulations.

What are the key elements of the SEC rules?

Prior: The rule changes affect different types of funds differently. Government money market mutual funds, which invest in U.S. government securities, are exempt from the key structural changes in the new rules. Investors will see few changes to those types of funds. For prime funds (sometimes called “general purpose”), which can invest in non-government debt, and municipal funds, which invest in tax-exempt securities, the SEC rule changes for the first time make a distinction between retail funds and institutional funds.

Once implementation of the rule is complete, individuals will be able to invest in retail prime or retail municipal funds, which will offer a stable $1 NAV (net asset value). Institutional prime and institutional municipal funds will have a floating NAV (expected to vary slightly around a four-decimal value of $1.0000) and will be open to both individual and institutional investors. Any prime or municipal money market fund with insufficient weekly liquidity—a measure of a fund’s ability to meet shareholder redemptions—may impose a fee for redemptions. It may even temporarily halt, or “gate,” redemptions as a way to help restore fund liquidity. Government money market funds will continue to offer a stable $1 NAV to both retail and institutional investors, and won’t be subject to gates or fees.

We are required to adopt these changes and to make sure that our funds in these categories comply with the SEC rules. Although the new rules don’t have to be fully implemented until late 2016, we want to begin making the first phase of changes to our product lineup now. That way we can help customers learn about the rule changes, and confidently invest in funds that will meet their future needs.

How is Fidelity responding to the rule changes?

Prior: Our priority is to ensure that our product line meets the needs of our many different types of customers, and that we offer them a broad range of choices. We want to make sure that the SEC changes are implemented simply and transparently, in good time to meet the requirements. We are always listening to our customers, but we have put a particular focus over the past few months on reaching out to them to understand which features of money market funds are important, and what Fidelity can do to ease the transition into the new rules.

We have heard that many customers want continued access to a money market fund that offers a stable $1 NAV and is not subject to liquidity fees that could be placed on redemptions in certain circumstances, or to gates, which prohibit redemptions in specific situations.

Let’s look at an example. At Fidelity, money market funds serve as a core option for brokerage accounts through which customers settle securities trades. One of the core options is a prime fund, Cash Reserves, which would be subject to gates and fees under the new rules. To provide the fund’s shareholders with a core option not subject to gates and fees, we will seek their approval to convert Cash Reserves to a government fund. That way, shareholders need not be concerned about the possibility that a gate or a fee could restrict full daily access to their funds. And customers can continue to transact freely in their core brokerage account without worrying whether the potential imposition of a fee or gate could affect their ability to buy or sell securities.

Also, because we have a wide range of customers with varying needs, we will continue to offer a full suite of money market products, including Treasury, government, prime, and municipal funds, for both retail and institutional investors.

When will customers begin to hear about and experience changes?

Prior: We are beginning to communicate with money market fund investors now because the Board of Trustees of each fund recently approved this first phase of planned changes.

In the early spring of this year, we are going to implement the policy requiring all Treasury and government money funds to hold 99.5% of their assets in government securities, which is the standard for government funds under the SEC’s new rules. Customers who own government funds will receive notification of the change. They do not need to take any action. The purpose of this change is to indicate to shareholders that Fidelity’s government money market funds already meet the SEC’s new requirement.

We will also begin the process of communicating with customers about fund mergers and conversions of prime to government funds (which we call a change to their “investment mandate”). For some funds, changes will require a shareholder vote. In those cases, we will distribute proxy materials to our shareholders in March and ask them to vote using a special web site or telephone process that will be described in the proxy materials that they will receive. After we have obtained the necessary shareholder approval, we will begin a process of completing those fund mergers and mandate conversions throughout the remainder of 2015.

Is there anything customers should do now?

Prior: No, nothing immediately. In the spring, please keep an eye out for the information that we will be sending about Fidelity funds you own. That information will clearly explain the plan for the fund—and, if any further step is needed, the timeline and process you should follow.

For funds seeking your approval to make a change—please vote early so that we can move forward on your behalf. As the votes are collected and we obtain approval, we will communicate further about the implementation dates for any changes.

Learn more

•	Read about the latest regulatory developments and different types of Fidelity funds.

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Current and future portfolio holdings are subject to risk.

Past performance is no guarantee of future results.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The municipal market can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Interest rate increases can cause the price of a money market security to decrease.

The information presented above reflects the opinions of Nancy Prior as of January 30, 2015. These opinions do not necessarily represent the views of Fidelity or any other person in the Fidelity organization and are subject to change at any time based on market or other conditions. Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This material provides information of a general nature about Rule 2a-7 and is not intended as a complete and comprehensive analysis of the rule.

Votes are submitted voluntarily by individuals and reflect their own opinion of the article’s helpfulness. A percentage value for helpfulness will display once a sufficient number of votes have been submitted.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

712963.1.0

Update for retirement plan sponsors:

Money Market Fund Regulations

Fidelity Fund Changes Q1-3 2015

January 2015

FOR PLAN SPONSOR USE ONLY – NOT FOR DISTRIBUTION TO PLAN PARTICIPANTS

What is happening with the Fidelity money market mutual funds in your retirement plans?

•	The U.S. Securities and Exchange Commission (SEC) significantly changed money market mutual fund regulations in 2014, with full implementation required by late-2016

•	U.S. Treasury and government money market mutual funds will remain exempt from the structural changes in the SEC’s new rule

•	During periods of extraordinary market stress, redemptions from prime (general purpose) money market mutual funds could be temporarily halted, which could hinder normal retirement plan transactions (withdrawals, contributions, exchanges, etc.)

•	Therefore, the board of directors for several prime Fidelity money market mutual funds offered in retirement plans will request over the coming months that shareholders approve their conversion to government funds

•	To simplify and strengthen its product line, Fidelity has announced it will also seek shareholder approval to merge certain funds, and has contractually capped expense ratios of certain share classes

•	Designation of Fidelity prime funds as retail (stable net asset value, available to defined contribution plan participants) or institutional (floating NAV) will occur in the future

•	Fidelity will continue to offer a broad range of U.S. Treasury and government, prime and municipal money market mutual funds for both retail and institutional investors

For plan sponsor use only – not for distribution to plan participants

New SEC rules for taxable money market mutual funds

•	Even though defined contribution plan participants qualify to invest in retail prime funds, the potential imposition of a redemption gate could disrupt routine retirement plan transactions

•	Treasury and government money market funds will not be subject to redemption gates

•	Exempt from SEC structural change*

•	GOVERNMENT FUNDS

•	Treasury Only

•	Treasury

•	Government

•	Eligible to transact at stable net asset value (NAV)

•	Available to all types of investors

•	No liquidity fees/redemption gates

•	Exposed to SEC structural change

•	PRIME (GENERAL PURPOSE) FUNDS

•	Retail funds

•	Eligible to transact at stable NAV

•	Available to individuals (including via DC plans)

•	Subject to liquidity fee/redemption gate based on fund liquidity level

•	Institutional funds

•	Must transact at floating NAV

•	Available to organizations and individuals

•	Subject to liquidity fee/redemption gate based on fund liquidity level

*	99.5% of assets will be invested in U.S. government securities once new SEC regulations are fully implemented

For plan sponsor use only – not for distribution to plan participants

Proposed Q1-3 2015 changes for key Fidelity money market mutual funds offered in retirement plans

•	Fidelity Treasury and government fund shareholders will be notified in Q1 2015 that 99.5% of assets are invested in cash, government securities, and/or repurchase agreements that are fully collateralized

•	Beginning in Q1 2015, several prime Fidelity money market mutual funds used by retirement plans will seek shareholder approval to convert their mandates to invest in government securities

•	Designation of prime funds as retail (stable net asset value, available to defined contribution plan participants) or institutional (floating NAV) will occur in the future

•	The SEC’s deadline for funds to implement changes from the 2014 regulation is October 2016

Fund

(Current Symbol, Fund Number)	Change	New Fund Name	New Class Name

GOVERNMENT (Future)

Fidelity (FMMT) Retirement Money Market (FRTXX, 630)	Mandate Conversion	Fidelity Retirement Government Money Market II	N/A

Fidelity Cash Reserves (FDRXX, 55)	Mandate Conversion	Government Cash Reserves	N/A

Fidelity U.S. Government Reserves (FGRXX, 50)			Premium Class

Fidelity (CMF) Prime (Daily Money, FDAXX, 83)	Fund Merger	Government Money Market	Daily Money Class

Fidelity Government Money Market (SPAXX, 458)			Retail Class (SPAXX)

Fidelity Treasury Money Market (FLTXX, 2543)	Fund Merger (former CMF Treasury)	Treasury Money Market	Retail Class

PRIME

Fidelity Money Market Fund (SPRXX, 454)	Fund Merger	Money Market Fund	Retail Class (SPRXX)

Fidelity Select Money Market (FSLXX, 85)			Premium Class

For plan sponsor use only – not for distribution to plan participants

Timeline for proposed Fidelity fund changes

Fund Approval & Implementation
Fund	New Fund Name	New Class Name	Requires Vote?	Proxy Materials Distributed	Implementation Completed

GOVERNMENT (Future)

Fidelity (FMMT) Retirement Money Market	Fidelity Retirement Government Money Market II	N/A	Yes	Q1 2015	Q4 2015

Fidelity Cash Reserves	Government Cash Reserves	N/A	Yes	Q1 2015	Q4 2015

Fidelity U.S. Government Reserves	Government Money Market	Premium Class	Yes	Q1 2015	Q4 2015

Fidelity (CMF) Prime		Daily Money Class	Yes	Q1 2015	Q4 2015

Fidelity Government Money Market		Retail Class	No	N/A	Q4 2015

Fidelity Treasury Money Market	Treasury Money Market	Retail Class	No	N/A	Q2 2015

PRIME

Fidelity Money Market Fund		Retail Class	No	N/A	N/A
Money Market Fund

Fidelity Select Money Market		Premium Class	Yes	Q1 2015	Q4 2015

For plan sponsor use only – not for distribution to plan participants

Next steps and additional resources

•	If you are comfortable with the future type of your current Fidelity money market mutual fund …

•	No further action is needed beyond keeping current with our timeline activities

•	and encouraging shareholders to vote, if requested

•	If you wish to make a different change to your plan, please ask for our guidance …

•	We can help you evaluate options and timing

Fidelity Forum resources regarding regulatory change (www.fidelity.com/moneymarketforum)

•	Update on Money Market Mutual Fund Regulatory Developments

•	Money Market Reform and Workplace Savings Plans – A Plan Sponsor’s Guide to What’s Ahead

•	Money Market Mutual Fund Reform 2014: Key Changes Ahead

•	Government Money Market Mutual Funds Remain an Attractive Option for Investors Seeking Liquidity and Principal Stability

•	A Plan Sponsor’s Guide to Help Evaluate Capital Preservation Options for a Defined Contribution Plan

•	Understanding the Conservative Options for a Defined Contribution Plan

For plan sponsor use only – not for distribution to plan participants

Appendix

For plan sponsor use only – not for distribution to plan participants

New SEC rules for taxable money market funds will be fully implemented by October 2016

Fund Type	Net Asset Value (NAV)	Liquidity Fee	Redemption Gate

U.S. Treasury	Stable	No	No

Government	Stable	No	No

Retail Municipal/Tax-Exempt	Stable	Yes	Yes

Retail Prime/General Purpose	Stable	Yes	Yes

Institutional Municipal/Tax-Exempt	Floating	Yes	Yes

Institutional Prime/General Purpose	Floating	Yes	Yes

Money Market Reform	Final Rule	SEC Implementation Deadline October 14, 2016

Floating NAV	Applicable funds will transact and price at a net asset value per share that can change, or “float,” based on pricing the underlying fund holdings out to four decimal places ($1.0000) If a fund’s weekly liquid assets were to fall below 30%, fund’s board may impose a 2% fee on redemptions

Liquidity Fee	If a fund’s weekly liquid assets were to fall below 10%, redemptions will be subject to a 1% fee, unless fund’s board determines otherwise

Redemption Gate	If a fund’s weekly liquid assets were to fall below 30%, fund’s board may suspend redemptions for up to 10 days Retail funds limit shareholders to beneficial ownership by “natural persons” (individuals)

Retail Fund Definition	Institutional funds are open to any shareholders, including individuals, small businesses, and corporations

For plan sponsor use only – not for distribution to plan participants

Some implications of SEC rules for defined contribution plans

Exempt from SEC structural change

TREASURY & GOVERNMENT FUNDS

Pros

•	Eligible for stable NAV

•	Available to all types of investors

•	No liquidity fees or redemption gates

Cons

•	Historically lower yields

when compared to prime funds

•	Plan lineup addition or re-mapping required if government money market mutual fund is not currently among participant options

Exposed to SEC structural change

PRIME FUNDS

Pros

•	Historically higher yields when compared to government funds

•	DC plan participants are eligible for either “retail” (stable NAV) or “institutional” (floating NAV) type of fund

Cons

•	For a prime fund experiencing a low level of liquidity, its board may impose:

•	Liquidity fee on each redemption

•	Redemption gate that could temporarily restrict participants’ access to their money

•	Floating NAV for institutional prime funds

For plan sponsor use only – not for distribution to plan participants

Current Fidelity taxable money market mutual funds for retirement plans

GOVERNMENT FUNDS

Recordkeeping offset

Treasury Only

•	Fidelity Treasury Only Money Market Fund (FDLXX)

•	Fidelity Institutional Money Market: Treasury Only Portfolio,Class I (FSIXX)

•	Fidelity Institutional Money Market: Treasury Only Portfolio, Institutional Class (FRSXX)

Treasury

•	Fidelity Treasury Money Market Fund (FLTXX)

•	Fidelity Institutional Money Market: Treasury Portfolio, Class I (FISXX)

•	Fidelity Institutional Money Market: Treasury Portfolio, Institutional Class (FRBXX)

Government

•	Fidelity Retirement Government Money Market Portfolio (FGMXX)

•	Fidelity Government Money Market Fund (SPAXX)

•	Fidelity U.S. Government Reserves (FGRXX)

•	Fidelity Institutional Money Market: Government Portfolio, Class I (FIGXX)

•	Fidelity Institutional Money Market: Government Portfolio, Institutional Class (FRGXX)

PRIME FUNDS

•	Fidelity Retirement Money Market Portfolio (FRTXX)

•	Fidelity Cash Reserves (FDRXX)

•	Fidelity Money Market Fund (SPRXX)

•	Select Money Market (FSLXX)

•	Fidelity Institutional Money Market: Prime Money Market Portfolio, Class I (FIDXX)

•	Fidelity Institutional Money Market: Money Market Portfolio, Class I (FMPXX)

•	Fidelity Institutional Money Market: Prime Money Market Portfolio, Institutional Class (FIPXX)

•	Fidelity Institutional Money Market: Money Market Portfolio, Institutional Class (FNSXX)

Recordkeeping offset

No recordkeeping offset

Ongoing non-40-Act prime option for selected clients: Pyramis Institutional Cash (iCash)

Additional options – consult your relationship manager

For plan sponsor use only – not for distribution to plan participants

Future Fidelity taxable money market mutual funds for retirement plans (once approved by shareholders)

GOVERNMENT FUNDS

Recordkeeping offset

Treasury Only

•	Fidelity Treasury Only Money Market Fund (FDLXX)

•	Fidelity Institutional Money Market: Treasury Only Portfolio, Class I (FSIXX)

•	Fidelity Institutional Money Market: Treasury Only Portfolio, IL Class (FRSXX)

Treasury

•	Fidelity Treasury Money Market Fund

•	Fidelity Institutional Money Market: Treasury Portfolio, Class I (FISXX)

•	Fidelity Institutional Money Market: Treasury Portfolio, IL Class (FRBXX)

Government

•	Fidelity Retirement Government Money Market Fund II (FRTXX)

•	Fidelity Government Cash Reserves Fund (FDRXX)

•	Fidelity Government Money Market

•	Retail class (SPAXX)

•	Premium class

•	Fidelity Institutional Money Market: Government Portfolio, Class I (FIGXX)

•	Fidelity Institutional Money Market: Government Portfolio, IL Class (FRGXX)

PRIME FUNDS

•	Fidelity Money Market Portfolio

•	Retail class (SPRXX)

•	Premium class

•	Retail portfolio (stable NAV), Class I — available to DC plan participants

•	Institutional portfolio (floating NAV), Class I

•	Retail portfolio (stable NAV), IL Class — available to DC plan participants

•	Institutional portfolio (floating NAV), IL Class

Recordkeeping offset

No recordkeeping offset

Ongoing non-40-Act prime option for selected clients: Pyramis Institutional Cash (iCash)

Additional options – consult your relationship manager

For plan sponsor use only – not for distribution to plan participants

Positioning Fidelity’s capital-preservation options for retirement plans

•	A client should offer a capital preservation option in its retirement plan*

•	Fidelity offers a broad range of money market and stable value capital preservation options

•	Clients should weigh their preferences for complexity and potential return:

*	Required under ERISA §2550.404c-1

	MONEY MARKET MUTUAL FUNDS	STABLE VALUE

• Stable NAV: • Retail prime • Government MMKT—no gates/fees

COMPLEXITY	Lower	Higher

POTENTIAL YIELD AND TOTAL RETURN	Lower	Higher

For plan sponsor use only – not for distribution to plan participants

Retirement plans seeking capital preservation options:

Use cases

SAMPLE PLAN SPONSOR DECISIONS

Capital Preservation Options

	“Company A”	“Company B”	“Company C”

PLAN SPONSOR	A small but rapidly growing high-tech company that is active in both acquisitions and divestitures. As a result, the young participant population changes frequently.	A medium-sized manufacturing company with a “paternalistic” approach to employee benefits and a commitment to supporting employees through their retirement years.	A large, mature enterprise services company that continues to make smaller acquisitions from time to time. A broad base of employees nationwide with some turnover, but many stay at the company longer term because it is a market leader.

PLAN INVESTMENT LINEUP	Simple	Simple	Extensive

CURRENT CAPITAL PRESERVATION OPTION	Institutional prime money market fund	Stable value fund	Government money market fund

POTENTIAL NEW CAPITAL PRESERVATION OPTION	Government money market fund	Stable value fund (no change)	Government money market fund (no change); stable value fund (new)

CONSIDERATIONS	Flexibility of money market fund (employer events, no potential fees/gates).	Few corporate actions/ employer events. More competitive stable value returns.	Flexibility of money market fund and returns associated with stable value fund.

For plan sponsor use only – not for distribution to plan participants

Important information

FOR PLAN SPONSOR USE ONLY – NOT FOR DISTRIBUTION TO PLAN PARTICIPANTS

These opinions are subject to change at any time based on market or other conditions. These materials are provided for informational purposes only and should not be used or construed as a recommendation of any security, sector, or investment strategy. Please consult your tax or financial advisor for additional information concerning your specific situation.

Nothing contained herein constitutes investment, legal, tax or other advice nor is it to be relied on in making an investment or other decision. The information presented is only as current as the date indicated, and may be superseded by subsequent market events or for other reasons. Statements concerning financial market trends are based on current market conditions, which will fluctuate. The viewpoints expressed by me during the course of my presentation are not necessarily the viewpoints of others or Fidelity as an organization.

Past performance is no guarantee of future results. Investment return will fluctuate, therefore you may have a gain or loss when you sell shares.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Interest rate increases can cause the price of money market securities to decrease.

Diversification does not ensure a profit or guarantee against a loss.

In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Foreign securities can be more volatile than U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments. Changes in government regulation, interest rates and economic downturns can have a significant effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. Prepayment of principal prior to a security’s maturity can cause greater price volatility if interest rates change. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) which may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Conservative Income Bond Fund is not a money market fund and will have a fluctuating NAV.

Before investing, consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

661555.12.0

For plan sponsor use only – not for distribution to plan participants

Fidelity Flash Template for DATE

Category: Investment Products

Brief Title: Fidelity Money Market Changes

Name:

Full Article

Article: Fidelity Money Market Changes

In response to new money market fund rules, Fidelity Investments has announced the first set of proposed changes to their money market mutual funds, which are designed to align their product offerings to best meet investors’ future cash investment needs. Below is a summary of the changes. You do not need to take action at this time.

Two of the funds are currently used by Fidelity Institutional Wealth Services (IWS) clients as core sweep vehicles. If approved, we will amend the core fund section of our Customer Agreement to reflect the changes. The two funds are:

•	Fidelity Cash Reserves (FDRXX). Proposal to change the investment objective and name of Fidelity Cash Reserves (FDRXX) to Fidelity Government Cash Reserves. The cusip and symbol will remain the same, if approved. See below for details.

•	Fidelity Treasury Money Market (FLTXX). Proposal to merge Fidelity Treasury Money Market (FLTXX) into CMF Treasury Money Market Fund. The cusip, symbol, and name will change, if approved. See below for details.

Fidelity Government Money Market (SPAXX) will continue to be available to all retirement and non-retirement accounts for core sweep. The symbol and CUSIP will not change.

To help advisors navigate such changes, Fidelity Institutional Wealth Services will provide ongoing communication and support. In addition, customer applications and online account opening tools will be updated to reflect such changes. We will communicate specific timelines for such work in the coming weeks. Please contact your IWS relationship manager if you have additional questions.

Access the Fidelity statement and full Q&A (released earlier today) for more information regarding the Fidelity money market fund changes.

See below for a summary of the Fidelity money market changes:

I. Conversion of Prime Funds to Government Funds – Shareholder vote required to approve change. Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Portfolio – are proposed to be converted to government funds by removing each fund’s policy to concentrate in the financial services industry and revising its principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. If approved by shareholders, Fidelity expects the conversions as well as an associated name change to be completed in the fourth quarter of 2015. Each of the funds’ symbols and CUSIPs will remain the same.

Note: CMF Prime Fund will also convert to a government fund. The conversion will occur through a merger as described below.

No action required by Advisors but shareholders of the fund will receive standard proxy materials as indicated below. If approved, Fidelity anticipates the changes to be complete by Q4 2015.

Current Fund Name	Current Symbol	Proposed New Name	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Effective Date
Fidelity Cash Reserves	FDRXX	Fidelity Government Cash Reserves	Yes	03/16/2015	05/12/2015	Q4 2015

FMMT Retirement Money Market Portfolio	FRTXX	FMMT Retirement Government Money Market II Portfolio	Position Only	03/16/2015	05/12/2015	Q4 2015

VIP Money Market Portfolio	FAVMM	VIP Government Money Market Portfolio	Position Only	03/16/2015	05/12/2015	Q4 2015

Fidelity Merger Proposals

Fidelity is proposing six money market fund mergers across our prime, government, U.S. Treasury and municipal product lines. The proposed mergers will strengthen and simplify our money market fund product lineup, and make it easier for investors to select a fund or class that meet their need. In each case, the Board of Trustees approved the merger based on its determination that the participation of each fund in the merger is in the best interest of each fund shareholders and does not cause dilution for shareholders.

II. Three merger proposals do not require shareholder approval. Shareholders of the fund will receive a letter 60-days prior to the proposed merger date. Those funds are: CMF Government Fund, Treasury Money Market Fund, and AMT Tax-Free Money Fund.

No action required by Advisors but shareholders of the funds will receive letters informing owners of the changes and merger timeline, as indicated below. If approved, impact will be name change and new CUSIP/symbols.

Current Fund Name[1]	Current Symbol	Type	Acquiring Fund[2]	Eligible for Core Sweep	Anticipated Customer Mailing	Anticipated Effective Date
Fidelity Treasury Money Market	FLTXX	Treasury	CMF Treasury: Retail Class	Yes	March 2015	June 2015

CMF Government: Daily Money Class	FLFXX	Gov’t	Fidelity Government Money Market: Daily Money Class	Position Only[3]	March 2015	May 2015

CMF Government: Capital Reserves Class	FTBXX	Gov’t	Fidelity Government Money Market: Capital Reserves Cl.	Position Only[3]	March 2015	May 2015

AMT Tax-Free Money	FIMXX	Tax-Exempt	CMF Tax-Exempt: Premium Class	Position Only	March 2015	May 2015

[1]	Current fund will be soft closed (no new investors) prior to the new fund/share class launch – date TBD.
[2]	New acquiring funds/share classes (Daily Money, Capital Reserves, Retail, and Premium) will be available in April 2015.
[3]	May be held as core for small number of accounts via exception.

III. Three merger proposals will require shareholder approval due to material differences in the funds’ concentration policies or advisory contracts. Shareholders of the fund will receive a proxy solicitation to approve the proposed merger. Those funds are: Select Money Market, CMF Prime Fund, and U.S. Government Reserves.

No action required by Advisors but shareholders of the fund will receive standard proxy materials as indicated below. If approved, impact will be name change, CUSIP/symbol change, and new investment objective.

Current Fund Name[1]	Current Symbol	Type	Acquiring Fund[2]	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Closing Date
Select Money Market	FSLXX	Prime	Fidelity Money Market: Premium Class	Position Only	03/16/2015	05/12/2015	Nov 2015

CMF Prime Fund: Daily Money Class	FDAXX	Prime	Fidelity Government Money Market: Daily Money Class	Position Only[3]	03/16/2015	05/12/2015	Nov 2015

CMF Prime Fund: Capital Reserves Class	FPRXX	Prime	Fidelity Government Money Market: Capital Reserves Class	Position Only[3]	03/16/2015	05/12/2015	Nov 2015

U.S. Government Reserves	FGRXX	Gov’t	Fidelity Government Money Market: Premium Class	Position Only	03/16/2015	05/12/2015	Nov 2015

[1]	Current fund will be soft closed (no new investors) prior to the new fund/share class launch – date TBD.
[2]	New acquiring funds/share classes (Daily Money, Capital Reserves, Retail, and Premium) will be available in April 2015.
[3]	May be held as core for small number of accounts via exception.

IV. Investment Policy Change for Fidelity Government and U.S. Treasury Money Market Funds. Under its name test rule, the SEC requires a fund that focuses on a particular type of investment, like government or Treasury securities, to invest at least 80% of its assets in that type of investment. However, under amended Rule 2a-7, government money market funds are defined as funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Although the funds are not required to comply with this new requirement until October 2016, Fidelity will implement these changes now, well in advance of the required implementation date.

Fidelity will communicate to shareholders and supplement each fund’s prospectus in the first quarter. The investment policy change will take effect on or about May 31, 2015, allowing for 60 days’ prior notice to shareholders in accordance with each fund’s name test policy. The 10 government and Treasury money market funds include:

•	5 Government Funds: CMF Government Fund, FIMM Government Portfolio, FMMT Retirement Government Money Market Portfolio, Fidelity Government Money Market Fund, and Fidelity U.S. Government Reserves

•	3 Treasury Funds: CMF Treasury Fund, FIMM Treasury Portfolio, and Fidelity Treasury Money Market Fund

•	2 Treasury Only Funds: FIMM Treasury Only Portfolio and Fidelity Treasury Only Money Market Fund

If you have questions about this Alert, please contact your Relationship Manager.

For investment professional use only. Not for distribution to the public.

Clearing, custody, or other brokerage services may be provided by National Financial Services LLC, or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

713723.1.0

National Financial Alert: 15A-03

January 30, 2015

Alert 15A-03

Fidelity Money Market Changes

In response to new money market fund rules, Fidelity Investments has announced the first set of proposed changes to their money market mutual funds, which are designed to align their product offerings to best meet investors’ future cash investment needs. Below is a summary of the changes. You do not need to take action at this time.

To help correspondents navigate such changes, National Financial will provide ongoing communication and support. In addition, online account opening tools and related materials/systems will be updated to reflect the Fidelity Fund changes. We will communicate specific timelines for such work as those events draw near. Please contact your NF relationship manager if you have additional questions.

Access the Fidelity statement and full Q&A (released earlier today) for more information regarding the Fidelity money market fund changes.

See below for a summary of the Fidelity money market changes:

Fidelity Government Money Market (SPAXX) will continue to be available to all retirement and non-retirement accounts for core sweep. The symbol and CUSIP will not change.

I. Conversion of Prime Funds to Government Funds – Shareholder vote required to approve change. Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Portfolio – are proposed to be converted to government funds by removing each fund’s policy to concentrate in the financial services industry and revising its principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. If approved by shareholders, Fidelity expects the conversions as well as an associated name change to be completed in the fourth quarter of 2015. Each of the funds’ symbols and CUSIPs will remain the same.

CMF Prime Fund will also convert to a government fund. The conversion will occur through a merger as described below.

No action required by correspondents/intermediaries but shareholders of the fund will receive standard proxy materials as indicated below. If approved, Fidelity anticipates the changes to be complete by Q4 2015.

Current Fund Name	Current Symbol	Proposed New Name	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Effective Date
Fidelity Cash Reserves	FDRXX	Fidelity Government Cash Reserves	Yes	March 16, 2015	May 12, 2015	Q4 2015

FMMT Retirement Money Market Portfolio	FRTXX	FMMT Retirement Government Money Market II Portfolio	Position Only	March 16, 2015	May 12, 2015	Q4 2015

VIP Money Market Portfolio	FAVMM	VIP Government Money Market Portfolio	Position Only	March 16, 2015	May 12, 2015	Q4 2015

Fidelity Merger Proposals

Fidelity is proposing six money market fund mergers across our prime, government, U.S. Treasury and municipal product lines. The proposed mergers will strengthen and simplify our money market fund product lineup, and make it easier for investors to select a fund or class that meet their need. In each case, the Board of Trustees approved the merger based on its determination that the participation of each fund in the merger is in the best interest of each fund shareholders and does not cause dilution for shareholders.

II. Three merger proposals do not require shareholder approval. Shareholders of the fund will receive a letter 60-days prior to the proposed merger date. Those funds are: CMF Government Fund, Treasury Money Market Fund, and AMT Tax-Free Money Fund.

No action required by correspondents/ intermediaries but shareholders of the funds will receive letters informing owners of the changes and merger timeline, as indicated below. If approved, impact will be name change and new CUSIP/symbols.

Current Fund Name[1]	Current Symbol	Type	Acquiring Fund[2]	Eligible for Core Sweep	Anticipated Customer Mailing	Anticipated Effective Date
Fidelity Treasury Money Market	FLTXX	Treasury	CMF Treasury: Retail Class	Yes	March 2015	June 2015

CMF Government: Daily Money	FLFXX	Gov’t	Fidelity Government Money Market: Daily Money Class	Yes	March 2015	May 2015

CMF Government: Capital Reserves	FTBXX	Gov’t	Fidelity Government Money Market: Capital Reserves Cl.	Yes	March 2015	May 2015

AMT Tax-Free Money	FIMXX	Tax-Exempt	CMF Tax-Exempt: Premium Class	Position Only	March 2015	May 2015

III. Three merger proposals will require shareholder approval due to material differences in the funds’ concentration policies or advisory contracts. Shareholders of the fund will receive a proxy solicitation to approve the proposed merger. Those funds are: Select Money Market, CMF Prime Fund, and U.S. Government Reserves.

No action required by correspondents/intermediaries but shareholders of the fund will receive standard proxy materials as indicated below. If approved, impact will be name change, CUSIP/symbol change, and new investment objective.

Current Fund Name[1]	Current Symbol	Type	Acquiring Fund[2]	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Closing Date
Select Money Market	FSLXX	Prime	Fidelity Money Market Premium Class	Position Only	March 16, 2015	May 12, 2015	Nov 2015

CMF Prime Fund: Daily Money Class	FDAXX	Prime	Fidelity Government Money Market: Daily Money Class	Core	March 16, 2015	May 12, 2015	Nov 2015

CMF Prime Fund: Capital Reserves Class	FPRXX	Prime	Fidelity Government Money Market: Capital Reserves	Core	March 16, 2015	May 12, 2015	Nov 2015

U.S. Government Reserves	FGRXX	Gov’t	Fidelity Government Money Market: Premium Class	Position Only	March 16, 2015	May 12, 2015	Nov 2015

[1]	Current fund will be soft closed (no new investors) prior to the new fund/share class launch – date TBD.
[2]	New acquiring funds/share classes (Daily Money, Capital Reserves, Retail, and Premium) will be available in April 2015.

IV. Investment Policy Change for Fidelity Government and U.S. Treasury Money Market Funds. Under its name test rule, the SEC requires a fund that focuses on a particular type of investment, like government or Treasury securities, to invest at least 80% of its assets in that type of investment. However, under amended SEC Rule 2a-7, government money market funds are defined as funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Although the funds are not required to comply with this new requirement until October 2016, Fidelity will implement these changes now, well in advance of the required implementation date.

Fidelity will communicate to shareholders and supplement each fund’s prospectus in the first quarter. The investment policy change will take effect on or about May 31, 2015, allowing for 60 days’ prior notice to shareholders in accordance with each fund’s name test policy. The 10 government and Treasury money market funds include:

•	5 Government Funds: CMF Government Fund, FIMM Government Portfolio, FMMT Retirement Government Money Market Portfolio, Fidelity Government Money Market Fund, and Fidelity U.S. Government Reserves

•	3 Treasury Funds: CMF Treasury Fund, FIMM Treasury Portfolio, and Fidelity Treasury Money Market Fund

•	2 Treasury Only Funds: FIMM Treasury Only Portfolio and Fidelity Treasury Only Money Market Fund

If you have questions about this Alert, please contact your Relationship Manager.

Subject: Upcoming changes to Fidelity money market funds

Accessing the following links constitutes your agreement to the advisor.fidelity.com Site IP User Agreement & Terms of Use.

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Last July, the Securities and Exchange Commission (SEC) issued new rules for money market funds and provided a multiyear implementation plan for those rules. We have spent significant time reviewing the rules and listening to clients to ensure that we understand their investment preferences. With those preferences in mind, we are announcing the first set of proposed changes to our money market mutual funds, which are designed to align our product offerings with future investment needs and preferences.

Learn more about the details and timing of the planned changes.

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For institutional investors and investment professionals.

Not NCUA or NCUSIF insured. May lose value. No credit union guarantee.

Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliated company.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Before investing, have your client consider the funds’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus, or a summary prospectus if available, containing this information. Have your client read it carefully.

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A) I look forward to hearing from you.

B) Please give me a call if you have any questions.

C) Please contact me directly to learn more about Fidelity’s insights and investment products.

D) Please give me a call to discuss any of the information and materials, or if you have any questions.

E) I will reach out to you to set up a date and time to discuss the material in more detail.

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